UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): June 29, 2015

Finisar Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-27999	94-3038428
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1389 Moffett Park Drive, Sunnyvale, CA 94089
(Address of principal executive offices)

Registrant's telephone number, including area code: (408) 548-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant
(a) Dismissal of Independent Registered Public Accountant
On June 29, 2015, the Audit Committee (the “Audit Committee”) of the Board of Directors of Finisar Corporation, a Delaware corporation (the “Company”), dismissed Ernst & Young LLP (“E&Y”), an independent registered public accounting firm, as the Company’s principal accountant, effective immediately, thereby ending its audit relationship with E&Y.
The reports on the Company’s consolidated financial statements for the fiscal years ended May 3, 2015 and April 27, 2014 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.
In connection with the audits of the Company’s consolidated financial statements for the fiscal years ended May 3, 2015 and April 27, 2014, and in the subsequent interim period through and including June 29, 2015, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference to the matter in its report. There were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.
The Company has requested E&Y to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter dated July 2, 2015 is filed as Exhibit 16.1 to this Form 8-K.
(b) Newly Appointed Independent Registered Public Accountant
On June 29, 2015, the Audit Committee of the Company’s Board of Directors approved the engagement of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending May 1, 2016, effective immediately.
During the fiscal years ended May 3, 2015 and April 27, 2014, and the subsequent interim period from May 4, 2015, through and including June 29, 2015, neither the Company nor anyone acting on its behalf has consulted with BDO regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s financial statements, and neither a written report or oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.
The Company’s stockholders entitled to vote at the Company’s Annual Meeting of Stockholders to be held on September 8, 2015 will be asked to ratify the selection of BDO as the Company’s principal accountant for the fiscal year ending May 1, 2016.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K.

No.	Description
16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated July 2, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 2, 2015                    Finisar Corporation

By: /s/ Kurt Adzema
Kurt Adzema
Executive Vice President and Chief Financial Officer

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